Prepayment and Other Current Assets (Detail)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Prepaid And Other Current Assets [Line Items]
Employee advances	¥ 2,158,987	$ 314,012	¥ 1,732,451
Input VAT recoverable	1,448,075	210,614	2,249,958
Prepayments and deposits	693,111	100,809	659,581
Other receivables	1,848,614	268,869	1,974,307
Prepayments and other current assets, total	¥ 6,148,787	$ 894,304	¥ 6,616,297